SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing of the Post-Effective Amendment No. 1 on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South San Francisco, State of California, on August 18, 1999.

                                     IMATRON INC.


                                     By: /s/  S. Lewis Meyer
                                         --------------------
                                              S. Lewis Meyer
                                    President and Chief Executive Officer



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                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Douglas P. Boyd and S. Lewis Meyer, or either of them, his true and lawful attorney-in-fact, each with full power of substitution for him in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or their or his substitutes or substitute, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

  Signature                         Title                      Date
  ---------                         -----                      ----

/s/ S. Lewis Meyer        Chief Executive Office             August 18, 1999
------------------        and Director
S. Lewis Meyer


/s/ Douglas P. Boyd       Chairman of the Board              August 18, 1999
-------------------
Douglas P. Boyd


/s/ Gary H. Brooks        Vice President Finance and         August 18, 1999
------------------        Administration, Chief
Gary H. Brooks            Financial Officer,
                          and Secretary

/s/ Terry Ross            President and Director             August 18, 1999
--------------
Terry Ross


/s/John L. Couch          Director                           August 18, 1999
----------------
John L. Couch


/s/ Aldo Test             Director                           August 18, 1999
-------------
Aldo Test